Morgan Keegan Equity Conference September 7, 2006 Jackson W. Moore Chief Executive Officer Regions Financial Corporation

FORWARD LOOKING STATEMENT This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Act of 1995. These include statements as to the benefits of the proposed merger between Regions Financial and AmSouth (the "Merger"), including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the Merger as well as other statements of expectations regarding the Merger and any other statements regarding future results or expectations. These statements involve risks and uncertainties that may cause results to differ materially from those set forth in these statements. Regions Financial and AmSouth caution readers that results and events subject to forward-looking statements could differ materially due to the following factors, among others: the risk that the businesses of Regions Financial and/or AmSouth in connection with the Merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the Merger may not be fully realized or realized within the expected time frame; revenues following the Merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe; possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of Regions Financial and AmSouth to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing of restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectibility of loans; the effects of changes in interest rates and other risks and factors identified in each company's filings with the Securities and Exchange Commission (the "SEC"). Regions Financial and AmSouth do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this news release. 2

ADDITIONAL INFORMATION The proposed Merger has been submitted to Regions Financial's and AmSouth's stockholders for their consideration. Regions Financial has filed a registration statement, which includes a joint proxy statement/prospectus to be sent to each company's stockholders, and each of Regions Financial and AmSouth may file other relevant documents concerning the proposed Merger with the SEC. Stockholders are urged to read the registration statement and the joint proxy statement/prospectus regarding the proposed Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they contain important information. You may obtain a free copy of the joint proxy statement/prospectus, as well as other filings containing information about Regions Financial and AmSouth, at the SEC's Web site (http://www.sec.gov). You may also obtain these documents, free of charge, by accessing Regions Financial's website (http://www.regions.com) under the tab "Investor Relations" and then under the heading "SEC Filings", or by accessing AmSouth's Web site (http://www.amsouth.com) under the tab "About AmSouth," then under the tab "Investor Relations" and then under the heading "SEC Filings." Regions Financial and AmSouth and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Regions Financial and/or AmSouth in connection with the proposed Merger. Information about the directors and executive officers of Regions Financial is set forth in the proxy statement for Regions Financial's 2006 annual meeting of stockholders, as filed with the SEC on April 5, 2006. Information about the directors and executive officers of AmSouth is set forth in the proxy statement for AmSouth's 2006 annual meeting of stockholders, as filed with the SEC on March 16, 2006. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed Merger. You may obtain free copies of these documents as described above. 3

Creating a Top Ten U.S. Bank Holding Company Market Capitalization $26 billion Assets1 $142 billion Loans, net of unearned income1 $93 billion Deposits1 $96 billion Households 5 million Branches 1,984 ATMs 2,764 Note: As of June 30, 2006 1 S-4 Form filed August 17, 2006 4

Combined Franchise Footprint AmSouth Regions Morgan Keegan Insurance Source: SNL DataSource. Deposit data as of 30-Jun-2005. Note: Does not include impact of anticipated deposit divestitures. 5

1. Birmingham-Hoover, AL 1 90 $ 6,340 2. Nashville, TN 1 102 6,102 3. Miami, FL 5 71 5,416 4. Tampa-St.Pete-Clearwater, FL 4 80 3,530 5. Memphis, TN-MS-AR 2 80 3,493 6. Mobile, AL 1 46 3,305 7. Saint Louis, MO-IL 4 78 3,251 8. Atlanta, GA 7 58 2,596 9. Montgomery, AL 1 32 2,207 10. Jackson, MS 2 45 1,916 11. New Orleans-Metairie-Kenner, LA 4 44 1,911 12. Huntsville, AL 1 33 1,907 13. Knoxville, TN 2 41 1,866 14. Little Rock-North Little Rock, AR 1 34 1,772 15. Baton Rouge, LA 4 38 1,426 16. Pensacola-Ferry Pass-Brent, FL 1 28 1,384 17. Chattanooga, TN-GA 3 36 1,301 18. Tuscaloosa, AL 1 16 1,232 19. Orlando-Kissimmee, FL 6 43 1,213 20. Daphne-Fairhope, AL 1 20 1,028 MSA Rank Branches Deposits ($B) Source: SNL DataSource. Deposit data as of 30-Jun-2005. Note: Does not include impact of deposit divestitures. Significant Presence in Key MSAs Top 5 Presence in 18 of Top 20 Markets Top 3 Presence in 13 of Top 20 Markets 6

Combination Creates Strategic Growth Opportunities Additional opportunities to leverage Morgan Keegan across AmSouth franchise Increased deposit market share in one of the highest growth states in the United States Leverage AmSouth's de novo branching expertise Branch expansion across high-growth areas of footprint Attractive markets Benefit from size and diversity Excess capital from synergies Limited credit overlap Greater loan portfolio diversity Morgan Keegan Florida De Novo Branching Improved Market Density Improved Capital Efficiency Loan Portfolio 7

Substantial Synergies with Low Integration Risk Personnel $200 Occupancy / Equipment 65 Operations / Technology Reductions 75 Corporate / Other 60 Total (Pre-Tax) $400 (Dollars in Millions) Cost Savings Fully Phased- In Expected Sources of Cost Savings Significant branch overlap - Over 230 branches within 1 mile radius Full run-rate cost savings achieved by Q2 2008 Source: Originally presented in May 25, 2006 Merger Presentation 8

Cost Savings Value Creation for Shareholders Capitalizes management's estimated cost savings of $400mm pre-tax (38% marginal tax rate) at a 12.5x earnings multiple, less the impact of estimated restructuring costs of $700mm pre-tax (30% tax rate). Note: Originally presented in May 25, 2006 Merger Presentation Regions 62% $1.6bn Approximately 10% Per Share AmSouth 38% $1.0bn Approximately 10% Per Share $2.6bn of Value1 $400mm Cost Savings Ownership: Share of Cost Savings: Value Creation: 9

Making Significant Progress Key accomplishments to date include: Analyst Calls and Conferences Key Organizational Announcements Matrix Management 500+ Leadership Decisions Announced Merger Integration process initiated Securities and Exchange Commission filing completed August 17, 2006 Special Shareholder Meeting - October 3, 2006 10

This Combination Creates... Strategic growth opportunities Strong market density Excess capital High dividend yield Substantial cost saves First year cash accretion for both sets of shareholders 11